                   Delaware Group Global & International Funds

                           Delaware Global Value Fund

                          Supplement to the Prospectus
                              dated March 30, 2007

The following replaces the section entitled "Portfolio  managers-Delaware Global
Value Fund Domestic Equity Portfolio segment":

Portfolio managers

Domestic Equity Portfolio Segment
D. Tysen Nutt,  Jr.,  Senior Vice  President,  Senior  Portfolio  Manager,  Team
Leader-- Large-Cap Value Focus Equity
Mr. Nutt joined Delaware Investments in 2004 as senior vice president and senior portfolio manager for the firm's Large-Cap Value Focus strategy.  Before joining the firm, Mr. Nutt led the U.S. Active Large-Cap Value team within Merrill Lynch
Investment Managers (MLIM),  where he managed mutual funds and separate accounts for  institutions  and private  clients.  Mr. Nutt  departed  MLIM as a managing director.  Prior to joining MLIM in 1994,  Mr. Nutt was with Van Deventer & Hoch
(V&H) where he managed  large-cap value  portfolios for institutions and private clients.  He began his  investment  career  at Dean  Witter  Reynolds,  where he eventually  became vice president,  investments.  Mr. Nutt earned his bachelor's degree from  Dartmouth  College,  and he is a member of the New York  Society of
Security Analysts and the CFA Institute.

Anthony A. Lombardi, CFA, Vice President, Senior Portfolio Manager
Mr. Lombardi joined Delaware  Investments in 2004 as a vice president and senior portfolio manager for the firm's Large-Cap Value Focus strategy. Previously, Mr.
Lombardi  worked  at MLIM from 1998 to 2004,  where he rose to the  position  of director  and  portfolio  manager  for the U.S.  Active  Large-Cap  Value  team, managing  mutual  funds and  separate  accounts  for  institutions  and  private clients.  Prior to that he worked at Dean Witter  Reynolds  for seven years as a sell-side  equity  research  analyst,  and he began his career as an  investment analyst with  Crossland  Savings in 1989.  Mr.  Lombardi  graduated from Hofstra
University,  receiving  a  bachelor's  degree  in  finance  and  an  MBA  with a concentration  in  finance.  He is a member of the New York  Society of Security
Analysts and the CFA Institute.

Robert A. Vogel, Jr., CFA, Vice President, Senior Portfolio Manager
Mr.  Vogel  joined  Delaware  Investments  in 2004 as a vice  president,  senior portfolio  manager for the firm's Large-Cap Value Focus strategy.  He previously worked at MLIM for more  than  seven  years,  where he rose to the  position  of director and portfolio  manager within the U.S. Active  Large-Cap Value team. He began his career in 1992 as a financial  consultant at Merrill Lynch.  Mr. Vogel graduated from Loyola College in Maryland,  earning both bachelor's and master's degrees in finance.  He also earned an MBA with a concentration  in finance from
The Wharton School of the University of Pennsylvania,  and he is a member of the
New York Society of Security Analysts and the CFA Society of Philadelphia.

Nikhil G. Lalvani, CFA, Vice President, Portfolio Manager
Mr. Lalvani is a portfolio  manager with the firm's  Large-Cap Value Focus team.
At  Delaware  Investments,  Mr.  Lalvani  has served as both a  fundamental  and quantitative  analyst.  Prior to  joining  the firm in 1997,  he was a  research associate with Bloomberg.  Mr. Lalvani holds a bachelor's degree in finance from
Penn State University and is a member of the CFA Society of Philadelphia.

Nashira S. Wynn, Vice President, Portfolio Manager
Ms.  Wynn is a portfolio  manager  with the firm's  Large-Cap  Value Focus team.
Prior to  joining  Delaware  Investments  in 2004,  she was an  equity  research analyst for Merrill  Lynch  Investment  Managers.  Ms. Wynn earned a  bachelor's degree in finance,  with a minor in  economics,  from The College of New Jersey, and she attended England's Oxford University as a Presidential Scholar.

                Please keep this Supplement for future reference.

This Supplement is dated July 31, 2007.